                                                                           EX-23


                         CONSENT OF INDEPENDENT AUDITORS



PAGE 64



                         CONSENT OF INDEPENDENT AUDITORS


            We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-89473, 333-23091, 333-89473,
333-54018, 333-54026, and 333-71548) of our report dated April 28, 2003 relating to the consolidated financial statements of Drexler Technology Corporation which appears in this Annual Report on Form 10-K/A. We also consent to the incorporation by reference of our report dated April 28, 2003 relating to the financial statement schedule for Fiscal 2003 and Fiscal 2002, which appears in this Form 10-K/A.


/s/PricewaterhouseCoopers LLP
San Jose, California
September 29, 2003


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